UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22269
Eaton Vance National Municipal Opportunities Trust

(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260

(Registrant’s Telephone Number)
March 31

Date of Fiscal Year End
September 30, 2010

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Semiannual Report September 30, 2010

EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST

Semiannual Report September 30 , 2010 EATON VANCE NATIONAL MUNICIPAL OPPORTUNITIES TRUST

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010
INVESTMENT UPDATE
Cynthia J. Clemson
Co-Portfolio Manager
Thomas M. Metzold, CFA
Co-Portfolio Manager
Eaton Vance National Municipal Opportunities Trust (the Trust), a closed-end fund traded on the NYSE under the symbol “EOT,” is designed to provide current income exempt from regular federal income tax. The Trust invests primarily in municipal obligations that, at the time of investment, are investment-grade quality.
Economic and Market Conditions
The U.S. economy remained generally stable, if still weak, during the six months ending September 30, 2010, even as concerns about high unemployment and budget deficits provoked ongoing skittishness in the capital markets. The U.S. economy grew at an annualized rate of 3.7% in the first quarter of 2010, but slowed to 1.7% in the second quarter, according to the U.S. Department of Commerce. Advance estimates for the third quarter indicated an annualized increase in GDP of 2%.
Municipal bond performance was positive for the six-month period, in spite of ongoing negative media attention on the tax-exempt sector. Solid performance resulted in part from continued investor concern about the strength (or weakness) of the economic recovery, and investments such as higher-quality municipals and Treasuries benefited. In the second half of the period, the market was bolstered by very light issuance and sustained demand, as well as a flight to quality during July and August. September 2010 brought a change in sentiment, and investors took on more risk, helping higher-yielding, lower-rated sectors of the market.
Against this backdrop the Barclays Capital Long (22+) Municipal Bond Index (the Index)1— an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more—gained 7.02% for the six months ending September 30, 2010. Munis with longer maturities performed best during the period. Intermediate-maturity bonds, represented by the 7-year segment of the Index, gained 5.84%. Shorter-maturity bonds in the 5-year segment of the Index returned 4.25%.
Management Discussion
In this generally positive environment, the Trust outperformed the Index at net asset value (NAV) for the six months ending September 30, 2010. Management’s research and selection of bonds across the sector and credit spectrum helped the Trust’s performance relative to the Index. In particular, an underweighting in insured bonds and an overweighting in revenue bonds made the biggest contribution to relative performance. The Trust’s duration profile also aided returns, as did an overweighting in high-coupon bonds. In contrast, the Trust’s underweighting of 5%-6% coupon bonds and AAA-rated bonds, relative to the Index, detracted from returns. A modest hedging position using Treasury futures—an ongoing strategy that management has employed that is designed to help mitigate interest-rate risk—caused some underperformance during the period, as did the Trust’s holdings in zero-coupon bonds.
Management employed leverage in the Trust, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Trust’s exposure to its underlying investments in both up and down markets. During the period, the Trust’s leverage generally helped its relative performance.2
As we move ahead, we continue to focus on state and local government budget deficits, which likely peaked in 2010 or are expected to peak in early 2011. The decline in tax revenues appears to be reaching a bottom, with some municipalities realizing growth in tax receipts due to a combination of slim economic growth and an increase in actual tax rates. However, spending continues to grow faster than tax receipts despite deep spending cuts enacted by some government officials. We will continue to analyze any new developments and solutions that government leaders formulate to address their fiscal problems.

[1]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[2]	The Trust employs residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 1I to the financial statements for more information on RIB investments.

Past performance is no guarantee of future results.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance National Municipal Opportunities Trust  as of September 30, 2010
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance[1]
NYSE Symbol	EOT

Average Annual Total Returns (by market price)

Six Months	9.49%
One Year	15.57
Life of Trust (5/29/09)	16.15

Average Annual Total Returns (by net asset value)

Six Months	7.40%
One Year	7.53
Life of Trust (5/29/09)	18.56

Premium/(Discount) to NAV	-2.71%

Market Yields

Market Yield[2]	5.76%
Taxable-Equivalent Market Yield[3]	8.86

Index Performance[4] (Average Annual Total Returns)

Barclays Capital Long (22+)
Municipal Bond Index

Six Months	7.02%
One Year	6.56
Life of Trust (5/31/09)	13.51

Lipper Averages[5] (Average Annual Total Returns)

Lipper General Municipal Debt Funds (Leveraged) Classification (by net asset value)

Six Months	9.05%
One Year	9.50
Life of Trust (5/31/09)	18.53

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1I to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution as of 9/30/10 is as follows:

AAA	9.4%	BB	1.3%
AA	25.6%	B	4.0%
A	22.2%	CCC	2.4%
BBB	31.1%	Not Rated	4.0%
Trust Statistics7

• Number of Issues:	115

• Average Maturity:	25.8 years

• Average Effective Maturity:	13.3 years

• Average Call Protection:	9.8 years

• Average Dollar Price:	$96.35

• RIB Leverage**:	12.3%

**	See Note 1I to the Trust’s financial statements. RIB leverage represents the amount of Floating Rate Notes outstanding as of 9/30/10 as a percentage of the Trust’s net assets plus Floating Rate Notes.

1 Six-month returns are cumulative. Other returns are presented on an average annual basis. Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). 2 The Trust’s market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period. 3 Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure. 4 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 5 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification (closed-end) contained 63, 63 and 62 funds for the 6-month, 1-year and Life-of-Trust periods, respectively. Lipper Averages are available as of month end only. 6 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. 7 Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1I to the Trust’s financial statements.

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 113.2%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.1%

$1,500	Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$1,500,930
2,350	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	2,272,192

		$3,773,122

Education — 8.6%

$10,440	Maine Health and Higher Educational Facilities Authority, (Bowdoin College), 5.00%, 7/1/39(1)	$11,191,993
12,000	New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.25%, 6/1/39(1)	13,353,960
1,500	New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,658,880
2,650	University of Virginia, 5.00%, 6/1/40(2)	2,869,791

		$29,074,624

Electric Utilities — 9.5%

$3,650	Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 1/1/34(3)	$4,124,135
2,815	Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	3,180,668
2,310	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,573,779
6,000	Matagorda County, TX, Navigation District No. 1, (Central Power and Light Co.), 6.30%, 11/1/29	6,683,760
1,130	Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40(4)	1,142,272
13,500	Salt River Project Agricultural Improvement & Power District, AZ, 5.00%, 1/1/38(1)	14,442,705

		$32,147,319

General Obligations — 1.9%

$5,750	California, 6.00%, 4/1/38	$6,403,200

		$6,403,200

Health Care-Miscellaneous — 2.9%

$9,000	New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$9,902,160

		$9,902,160

Hospital — 21.2%

$980	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/34	$1,083,812
1,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	1,099,100
12,300	Harris County, TX, Cultural Education Facilities Finance Corp., (Texas Children’s Hospital), 5.50%, 10/1/39(1)	13,164,690
3,000	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,538,080
3,500	Illinois Finance Authority, (Rush University Medical Center), 6.625%, 11/1/39	3,874,885
1,665	Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	1,759,206
5,915	Kansas Development Finance Authority, (Adventist Healthcare), 5.75%, 11/15/38	6,584,696
3,400	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), 6.00%, 7/1/39	3,680,942
3,725	Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	3,751,522
7,395	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	7,431,457
4,335	New Jersey Health Care Facilities Financing Authority, (Kennedy Health System), 5.625%, 7/1/31	4,369,073
1,000	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,044,680
1,365	South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,454,571
3,750	St. Paul, MN, Housing and Redevelopment Authority, (Health East Project), 6.00%, 11/15/35	3,659,438
1,225	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), Variable Rate, 5.44%, 9/1/32(5)	1,189,622
3,150	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	3,123,414
1,520	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Scott & White Healthcare), 5.25%, 8/15/40	1,551,616
4,500	Tyler, TX, Health Facilities Development Corp., (East Texas Medical Center), 5.375%, 11/1/37	4,402,395
5,000	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.125%, 8/15/30	4,880,950

		$71,644,149

Housing — 3.4%

$11,205	Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(1)	$11,434,479

		$11,434,479

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 20.9%

$5,000	Alabama Industrial Development Authority, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$4,955,750
5,000	Alliance Airport Authority, TX, (American Airlines, Inc.), (AMT), 5.75%, 12/1/29	3,996,800
3,000	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	3,126,930
5,000	California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	5,093,400
3,000	Campbell County, WY, Solid Waste Facilities, (Basin Electric Power Cooperative), 5.75%, 7/15/39	3,353,880
3,420	Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	3,897,398
240	Effingham County, GA, Solid Waste Disposal, (Fort James Project), (AMT), 5.625%, 7/1/18	239,993
145	Goochland County, VA, Industrial Development Authority, (Nekoosa Packaging Corp.), (AMT), 5.65%, 12/1/25	135,595
2,750	Gulf Coast, TX, Waste Disposal Authority, (International Paper Co.), (AMT), 6.10%, 8/1/24	2,794,027
1,000	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 6.65%, 4/1/32	1,014,290
3,500	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	3,517,815
9,000	Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	10,068,660
4,980	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	5,283,232
1,800	Nevada Department of Business and Industry, (Republic Services, Inc.), (AMT), 5.625% to 6/1/18 (Put Date), 12/1/26	1,908,468
3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	2,893,530
2,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.75%, 8/1/31	2,120,360
3,000	Owen County, KY, (American Water Project), 6.25%, 6/1/39	3,309,780
380	Richland County, SC, (International Paper Co.), (AMT), 6.10%, 4/1/23	391,191
205	Sabine River Authority, LA, (International Paper Co.), 6.20%, 2/1/25	207,919
850	Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	886,771
6,865	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	6,905,298
2,600	Virgin Islands, (HOVENSA, LLC), (AMT), 6.50%, 7/1/21	2,652,728
340	Virgin Islands Public Finance Authority, (HOVENSA Refinery), (AMT), 6.125%, 7/1/22	345,610
1,400	West Virginia Economic Development Authority, (Appalachian Power Co.), 5.375%, 12/1/38	1,434,622

		$70,534,047

Insured-Lease Revenue / Certificates of Participation — 1.2%

$4,205	Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	$4,074,561

		$4,074,561

Insured-Special Tax Revenue — 4.7%

$205	Hesperia, CA, Community Redevelopment Agency, (XLCA), 5.00%, 9/1/25	$192,759
295	Hesperia, CA, Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	231,006
4,000	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 6.875%, (0.00% until 10/1/19), 10/1/34	2,663,360
6,000	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	4,003,800
131,535	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	8,881,243

		$15,972,168

Insured-Transportation — 7.0%

$2,885	Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	$3,027,029
4,000	Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	1,049,920
500	Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/32	114,600
4,000	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	1,103,760
15,000	North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/36	3,896,250
10,000	San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, (NPFG), 0.00%, 1/15/32	1,905,500
7,850	San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	8,491,659
4,480	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/34	1,033,133
1,745	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/35	376,606
4,775	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/37	903,907
1,675	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	1,652,555

		$23,554,919

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Lease Revenue / Certificates of Participation — 0.7%

$2,000	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$2,317,600

		$2,317,600

Other Revenue — 5.6%

$510	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$550,637
575	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	626,951
315	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	344,912
65,000	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	2,102,100
12,950	California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	440,041
4,430	Golden State Tobacco Securitization Corp., CA, 5.30%, (0.00% until 12/1/12), 6/1/37	2,742,436
6,190	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	4,713,871
1,560	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	1,203,384
31,900	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	1,254,946
2,000	Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	1,905,680
3,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.25%, 9/1/26	3,098,220

		$18,983,178

Senior Living / Life Care — 2.2%

$2,000	Bexar County, TX, Health Facilities Development Corp., (Army Retirement Residence Foundation Project), 6.20%, 7/1/45	$2,079,880
465	Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	490,119
925	Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	961,075
520	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	505,019
1,000	Mount Vernon, NY, Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	963,540
2,500	Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,446,675

		$7,446,308

Special Tax Revenue — 3.2%

$1,625	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$1,725,864
3,020	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	3,180,181
3,145	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.50%, 5/1/34	3,170,695
965	Virgin Islands Public Finance Authority, 5.00%, 10/1/39	970,558
1,615	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,830,150

		$10,877,448

Student Loan — 1.9%

$6,000	Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$6,529,980

		$6,529,980

Transportation — 9.9%

$1,365	Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 5.00%, 4/1/34	$1,456,987
1,345	Branson, MO, Regional Airport Transportation Development District, (Branson Airport), (AMT), 6.00%, 7/1/37	804,916
350	Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	383,191
2,500	Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	2,520,575
48,500	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	10,268,420
5,000	North Texas Tollway Authority, 5.75%, 1/1/38	5,328,600
1,125	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	1,176,165
1,335	Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/40	1,391,417
5,000	St. Louis, MO, (Lambert-St. Louis International Airport), 6.625%, 7/1/34	5,453,200
2,625	Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	2,897,921
1,520	Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,680,223

		$33,361,615

Water and Sewer — 7.3%

$3,000	Atlanta, GA, Water & Wastewater Revenue, 6.25%, 11/1/34	$3,437,250
550	Marco Island, FL, Utility System, 5.00%, 10/1/34	571,054
2,425	Marco Island, FL, Utility System, 5.00%, 10/1/40	2,533,737

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer (continued)

$5,000	New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 10/15/35	$5,330,850
11,700	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	12,942,540

		$24,815,431

Total Tax-Exempt Investments — 113.2%
(identified cost $338,080,551)		$382,846,308

Other Assets, Less Liabilities — (13.2)%		$(44,577,784)

Net Assets — 100.0%		$338,268,524

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

At September 30, 2010, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

Texas	14.7%
California	11.1%
Others, representing less than 10% individually	74.2%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2010, 11.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.1% to 5.6% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	When-issued security.

(5)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2010.

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of September 30, 2010

Assets

Investments, at value (identified cost, $338,080,551)	$382,846,308
Interest receivable	5,634,927

Total assets	$388,481,235

Liabilities

Payable for floating rate notes issued	$47,430,000
Payable for when-issued securities	1,130,000
Payable for variation margin on open financial futures contracts	6,250
Due to custodian	1,181,445
Payable to affiliates:
Investment adviser and administration fee	189,991
Interest expense and fees payable	122,128
Accrued expenses	152,897

Total liabilities	$50,212,711

Net Assets	$338,268,524

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$152,820
Additional paid-in capital	291,267,632
Accumulated net realized gain	1,319,496
Accumulated undistributed net investment income	696,744
Net unrealized appreciation	44,831,832

Net Assets	$338,268,524

Common Shares Outstanding

15,282,019

Net Asset Value

Net assets ÷ common shares issued and outstanding	$22.14

Statement of Operations

For the Six Months Ended
September 30, 2010

Investment Income

Interest	$11,024,037

Total investment income	$11,024,037

Expenses

Investment adviser and administration fee	$1,135,147
Trustees’ fees and expenses	6,899
Custodian fee	83,484
Transfer and dividend disbursing agent fees	8,294
Legal and accounting services	28,107
Printing and postage	25,771
Interest expense and fees	220,161
Miscellaneous	75,022

Total expenses	$1,582,885

Deduct —
Reduction of custodian fee	$403

Total expense reductions	$403

Net expenses	$1,582,482

Net investment income	$9,441,555

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,227,412
Financial futures contracts	(2,435,721)

Net realized loss	$(208,309)

Change in unrealized appreciation (depreciation) —
Investments	$14,059,146
Financial futures contracts	23,241

Net change in unrealized appreciation (depreciation)	$14,082,387

Net realized and unrealized gain	$13,874,078

Net increase in net assets from operations	$23,315,633

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	September 30, 2010	Period Ended
in Net Assets	(Unaudited)	March 31, 2010(1)

From operations —
Net investment income	$9,441,555	$15,229,705
Net realized gain (loss) from investment transactions and financial futures contracts	(208,309)	2,431,601
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	14,082,387	30,749,445

Net increase in net assets from operations	$23,315,633	$48,410,751

Distributions to shareholders —
From net investment income	$(9,472,636)	$(14,206,383)
From net realized gain	—	(1,199,293)

Total distributions to shareholders	$(9,472,636)	$(15,405,676)

Capital share transactions —
Proceeds from sale of shares	$—	$291,357,779 (2)
Reinvestment of distributions to shareholders	97,373	347,667
Offering costs	—	(482,367)

Net increase in net assets from capital share transactions	$97,373	$291,223,079

Net increase in net assets	$13,940,370	$324,228,154

Net Assets

At beginning of period	$324,328,154	$100,000

At end of period	$338,268,524	$324,328,154

Accumulated undistributed net investment income included in net assets

At end of period	$696,744	$727,825

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

(2)	Proceeds from sale of shares are net of sales load paid of $13,728,901.

Statement of Cash Flows

For the Six Months Ended
Cash Flows From	September 30, 2010
Operating Activities	(Unaudited)

Net increase in net assets from operations	$23,315,633
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(17,805,622)
Investments sold	20,623,754
Decrease in short-term investments, net	463,649
Net accretion/amortization of premium (discount)	(1,608,511)
Decrease in interest receivable	101,922
Decrease in receivable for investments sold	1,236,829
Decrease in payable for when-issued securities	(1,819,891)
Decrease in payable for variation margin on open financial futures contracts	(64,062)
Increase in payable to affiliate for investment adviser and administration fee	520
Increase in interest expense and fees payable	13,759
Increase in accrued expenses	22,396
Net change in unrealized (appreciation) depreciation from investments	(14,059,146)
Net realized gain from investments	(2,227,412)

Net cash provided by operating activities	$8,193,818

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(9,375,263)
Increase in due to custodian	1,181,445

Net cash used in financing activities	$(8,193,818)

Net increase (decrease) in cash	$—

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$97,373
Cash paid for interest and fees	206,402

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended
	September 30, 2010		Period Ended
	(Unaudited)		March 31, 2010(1)

Net asset value — Beginning of period	$21.230		$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.618		$1.007
Net realized and unrealized gain	0.912		2.164

Total income from operations	$1.530		$3.171

Less Distributions

From net investment income	$(0.620)		$(0.930)
From net realized gain	—		(0.079)

Total distributions	$(0.620)		$(1.009)

Offering costs charged to paid-in capital(3)	$—		$(0.032)

Net asset value — End of period	$22.140		$21.230

Market Value — End of period	$21.540		$20.260

Total Investment Return on Net Asset Value(4)	7.40	%(5)	16.96	%(5)(6)

Total Investment Return on Market Value(4)	9.49	%(5)	11.62	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$338,267		$324,328
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)	0.83	%(8)	0.82	%(8)
Interest and fee expense(9)	0.13	%(8)	0.12	%(8)
Total expenses (7)	0.96	%(8)	0.94	%(8)
Net investment income	5.71	%(8)	5.84	%(8)
Portfolio Turnover	5	%(5)	18	%(5)

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Not annualized.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust was organized on January 26, 2009 and remained inactive until May 29, 2009, except for matters related to its organization, including the sale of initial shares of $100,000 and the expensing of $12,000 of organization costs, all of which were reimbursed by Eaton Vance Management (EVM). The Trust’s primary investment objective is to provide current income exempt from federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of September 30, 2010, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust’s initial period of operations from May 29, 2009 to March 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Organization and Offering Costs — Costs incurred by the Trust in connection with its organization are expensed. Costs incurred by the Trust in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Trust may sell a fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed rate bond purchased from the Trust (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2010, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $47,430,000 and $76,530,367, respectively. The range of interest rates on Floating Rate Notes outstanding at September 30, 2010 was 0.27% to 0.33%. For the six months ended September 30, 2010, the Trust’s average Floating Rate Notes outstanding and the average interest rate (annualized) including fees were $47,430,000 and 0.93%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of September 30, 2010.

The Trust may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Trust’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Inverse Floaters held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Trust may enter into financial futures contracts. The Trust’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to September 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily gross assets up to $1.5 billion and 0.59% of average daily gross assets of $1.5 billion or more, and is payable monthly. Average daily gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the six months ended September 30, 2010, the investment adviser and administration fee incurred by the Trust and the effective annual rate, as a percentage of average daily gross assets, were $1,135,147 and 0.60% (annualized), respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $17,805,622 and $20,623,754, respectively, for the six months ended September 30, 2010.

5   Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Six Months Ended
	September 30, 2010	Period Ended
	(Unaudited)	March 31, 2010(1)

Sales	—	15,254,334
Issued to shareholders electing to receive payments of distributions in Trust shares	4,406	18,279

Net increase	4,406	15,272,613

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at September 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$290,203,309

Gross unrealized appreciation	$45,383,663
Gross unrealized depreciation	(170,664)

Net unrealized appreciation	$45,212,999

7   Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft, the Trust is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Trust’s assets to the extent of any overdraft. At September 30, 2010, the Trust had payments due to SSBT pursuant to the foregoing arrangement of $1,181,445.

8   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2010 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Appreciation

12/10	100 U.S. 30-Year Treasury Bond	Short	$(13,437,950)	$(13,371,875)	$66,075

At September 30, 2010, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2010 was as follows:

Fair Value

	Asset Derivative	Liability Derivative

Futures Contracts	$66,075(1)	$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended September 30, 2010 was as follows:

Eaton Vance National Municipal Opportunities Trust as of September 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
	Income(1)	Income(2)

Future Contracts	$(2,435,721)	$23,241

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the six months ended September 30, 2010, which is indicative of the volume of this derivative type, was approximately $12,143,000.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2010, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$382,846,308	$—	$382,846,308

Total Investments	$—	$382,846,308	$—	$382,846,308

Futures Contracts	$66,075	$—	$—	$66,075

Total	$66,075	$382,846,308	$—	$382,912,383

Eaton Vance National Municipal Opportunities Trust

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance National Municipal Opportunities Trust

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory and administrative agreement of the Eaton Vance National Municipal Opportunities Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency and special considerations relevant to investing in municipal bonds, Treasury securities and other securities backed by the U.S. government or its agencies. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance National Municipal Opportunities Trust

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance National Municipal Opportunities Trust

OFFICERS AND TRUSTEES

Officers Cynthia J. Clemson President Thomas M. Metzold Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of September 30, 2010, our records indicate that there are 8 registered shareholders and approximately 8,085 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOT.

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Investment Adviser and Administrator
Eaton Vance National Municipal Opportunities Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance National Municipal Opportunities Trust
Two International Place
Boston, MA 02110

3741-11/10	CE-NMOTSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance National Municipal Opportunities Trust

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: November 9, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: November 9, 2010

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: November 9, 2010